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                                                                    Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

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                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                                                  95-4655078
         (State of incorporation                               (I.R.S. employer
         if not a national bank)                             identification No.)

   1999 Avenue of the Stars - Floor 26
             Los Angeles, CA                                         90067
(Address of principal executive offices)                          (Zip Code)

                              Christopher C. Holly
                  Vice President and Assistant General Counsel
                            227 W. Monroe, Suite 2600
                             Chicago, Illinois 60606
                               Tel: (312) 267-5063
            (Name, address and telephone number of agent for service)

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                                 CIT GROUP INC.
               (Exact name of obligor as specified in its charter)

                Delaware                                          65-1051192
     (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

               1 CIT Drive
         Livingston, New Jersey                                      07039
(Address of principal executive offices)                          (Zip Code)

                             Senior Debt Securities
                       (Title of the indenture securities)

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Item 1. General Information.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.
          Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2. Affiliations with Obligor.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.

No responses are included for Items 3-15 of this Form T-1 because the Obligor is not in default as provided under Item 13.

Item 16. List of Exhibits.

     List below all exhibits filed as part of this statement of eligibility.

     Exhibit 1.   Articles of Association of the Trustee as Now in Effect (see
                  Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

     Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 5.   Not Applicable

     Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.


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     Exhibit 8.   Not Applicable

     Exhibit 9.   Not Applicable


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                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, and State of California, on the 26th day of October 2004.

                                J. P. Morgan Trust Company, National Association


                                     /s/ J. Michael Banas
                                     -------------------------------------------
                                     J. Michael Banas
                                     Vice President


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